SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


        Date of Report (date of earliest event reported): March 26, 1996





                         CarrAmerica Realty Corporation
                       (formerly Carr Realty Corporation)
             (Exact name of registrant as specified in its charter)



Maryland                            1-11706                  52-1796339
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File No.)                Identification No.)



             1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (202) 624-7500





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                                    FORM 8-K


ITEM 1.  Changes in Control of Registrant

         Not applicable

ITEM 2.  Acquisition or Disposition of Assets.


         Attached hereto as Exhibit 99.1 are Historical Summaries of Operating Revenue and Expenses for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report for the following properties: The Crossings; Fortran Court; Draper Park North; Embassy Row; Bannockburn Lake Office Plaza and Sorenson Research Park. In accordance with Rule 3-14 of Regulation S-X, financial statements with respect to the listed properties are being filed because the Company has either (a) already acquired the properties and the book value of the properties individually by project or in the aggregate, are significant, or (b) deemed the acquisition to be probable and the book value of the properties, individually or in the aggregate, are significant.


ITEM 3.  Bankruptcy or Receivership.

    Not applicable.

ITEM 4.  Changes in Registrant's Certifying Accountant.

    Not applicable.

ITEM 5.  Other Events.

    None.

ITEM 6.  Resignations of Registrant's Directors.

         Not applicable.

ITEM 7.  Financial Statements and Exhibits.

    (a)  Financial Statements.

         Attached hereto as Exhibit 99.1 are the following financial statements:

         (i) Historical Summary of Operating Revenue and Expenses for The Crossings for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.


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         (ii) Historical Summary of Operating Revenue and Expenses for Fortran
Court for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

         (iii) Historical Summary of Operating Revenue and Expenses for Draper Park North for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

         (iv) Historical Summary of Operating Revenue and Expenses for Embassy Row for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

         (v) Historical Summary of Operating Revenue and Expenses for Bannockburn Lake Office Plaza for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

         (vi) Historical Summary of Operating Revenue and Expenses for Sorenson Research Park for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

     (b) Pro Forma Financial Information.

         Attached hereto as Exhibit 99.2 are a pro forma condensed consolidated balance sheet (unaudited) at December 31, 1996 and a pro forma condensed consolidated statement of operations (unaudited) for the year ended December 31, 1996 relating to the Company.




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         (c)      Exhibits

                  Exhibit
                  Number

                  99.1              Financial Statements

                                    (i) Historical Summary of Operating Revenue
                  and Expenses for The Crossings for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

                                    (ii) Historical Summary of Operating Revenue
                  and Expenses for Fortran Court for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

                                    (iii) Historical Summary of Operating
                  Revenue and Expenses for Draper Park North for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

                                    (iv) Historical Summary of Operating Revenue
                  and Expenses for Embassy Row for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

                                    (v) Historical Summary of Operating Revenue
                  and Expenses for Bannockburn Lake Office Plaza for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

                                    (vi) Historical Summary of Operating Revenue
                  and Expenses for Sorenson Research Park for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

                  99.2              Pro Forma Financial Information

                                    Pro forma condensed consolidated balance
                  sheet (unaudited) at December 31, 1996 and pro forma condensed consolidated statements of operations (unaudited) for the year ended December 31, 1996 relating to the Company.

ITEM 8.           Change in Fiscal Year.

                  Not applicable.



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                                  EXHIBIT INDEX



Exhibit
Number

99.1              Financial Statements

                  (i) Historical Summaries of Operating Revenue and Expenses for The Crossings for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

                  (ii) Historical Summaries of Operating Revenue and Expenses for Fortran Court for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

                  (iii) Historical Summaries of Operating Revenue and Expenses for Draper Park North for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

                  (iv) Historical Summaries of Operating Revenue and Expenses for Embassy Row for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

                  (v) Historical Summaries of Operating Revenue and Expenses for Sorenson Research Park for the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report.

99.2              Pro Forma Financial Information

                  Pro forma condensed consolidated balance sheet (unaudited) at December 31, 1996 and pro forma condensed consolidated statements of operations (unaudited) for the year ended December 31, 1996 relating to the Company.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: March 26, 1997



                                            CARRAMERICA REALTY CORPORATION



                                            By:  /s/ Brian K. Fields
                                                 _____________________________
                                                 Brian K. Fields
                                                 Chief Financial Officer